                             ROYAL GOLD, INC.
                      1660 Wynkoop Street, Suite 1000
                          Denver, Colorado 80202
                               303/573-1660

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held December 7, 1995

                                  * * * *

To the Stockholders of ROYAL GOLD, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the
Stockholders of Royal Gold, Inc. (the "Company"), a Delaware corporation, will be held at the University Club, Directors Room, 1673 Sherman Street, Denver, Colorado, on Thursday, December 7, 1995, at 1:30 p.m., Mountain Standard Time, for the following purposes:

    1. To elect three Class II directors to serve until the 1998 Annual Meeting of Stockholders or until each such director's successor is elected and qualified;

    2. To adopt an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 30,000,000 to 40,000,000.

    3. To amend the Company's Directors' Stock Option Plan to increase, from 2,500 to 5,000, the number of options for shares of Common Stock granted to each outside director, on a yearly basis, under such Plan;

    4. To ratify the appointment of Coopers & Lybrand as independent auditors of the Company for the fiscal year ended June 30, 1996; and

    5. To transact any other business that may properly come before the meeting and any adjournments thereof.

    Only stockholders of record at the close of business on October 20, 1995, will be entitled to notice of and to vote at the meeting and any adjournment of the meeting.


                           BY ORDER OF THE BOARD OF DIRECTORS



                           Karen P. Gross
                           Vice President & Corporate Secretary

Denver, Colorado
October 30, 1995

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. THE PROMPT RETURN OF YOUR COMPLETED PROXY WILL ASSIST THE COMPANY IN OBTAINING A QUORUM OF STOCKHOLDERS FOR THE ANNUAL MEETING. YOU ARE ALSO ENTITLED TO REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR TO CHANGE YOUR VOTE BY SUBSEQUENT PROXY, OR TO VOTE IN PERSON AT THE MEETING.

                              PROXY STATEMENT

                      ANNUAL MEETING OF STOCKHOLDERS

                             ROYAL GOLD, INC.
                            1660 Wynkoop Street
                                Suite 1000
                          Denver, Colorado 80202
                               303/573-1660

                  SOLICITATION AND REVOCATION OF PROXIES

    This Proxy Statement is furnished to the Stockholders of Royal Gold, Inc. (the "Company" or "Royal Gold"), a Delaware corporation, in connection with the solicitation, by and on behalf of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of the Stockholders of the Company (the "Meeting") to be held at 1:30 p.m. on Thursday, December 7, 1995, at the University Club, Directors Room, 1673 Sherman Street, Denver, Colorado. This Proxy Statement, the enclosed Proxy and the Company's Annual Report for the fiscal year ended June 30, 1995, are being mailed to Stockholders on or about November 6, 1995.

    Only holders of shares of the Common Stock ($.01 par value)
("Common Stock") of the Company of record at the close of business on October 20, 1995, will be entitled to notice of, and to vote at, the Meeting and at any and all adjournments thereof.

    If the enclosed Proxy is properly executed and received by the Company by 5:00 p.m. on December 6, 1995, the shares represented by the Proxy will be voted at the Meeting in accordance with the instructions indicated thereon. If no choice is indicated, the shares will be voted FOR each of the proposals identified herein. Stockholders who execute Proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the Proxy or a duly executed Proxy bearing a later date. Proxies may also be revoked by any Stockholder present at the Meeting who desires to vote his or her shares in person.

    Solicitation of Proxies may be made by directors, officers or employees of the Company, without additional compensation, by telephone, facsimile, or personal interview as well as by mail. The Company will request banks and brokers to solicit their customers who beneficially own Common Stock of the Company listed in the name of the nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expense of such solicitation. Costs of solicitation will be borne by the Company.

                               VOTING RIGHTS

    All voting rights are vested exclusively in the holders of the Company's Common Stock. As of the record date, October 20,

1995, there were issued and outstanding 14,701,954 shares of Common Stock, each of which entitles the holder thereof to one vote in all matters which may come before the Meeting. A majority of the issued and outstanding shares of Common Stock, whether represented in person or by Proxy, shall constitute a quorum at any meeting of the Stockholders. The affirmative vote of sixty percent (60%) of the shares that are represented at a meeting at which a quorum is present shall be the act of the Stockholders. In the election of directors, each Stockholder eligible to vote may vote the number of shares of Common Stock held for as many persons as there are directors to be elected, but cumulative voting is not permitted. Under Delaware law, holders of Common Stock are not entitled to appraisal or dissenters' rights with respect to the matters to be considered at the meeting.

         STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table shows the beneficial ownership, as of October 20, 1995, of the Company's Common Stock by each director, by each executive officer, by any person who is known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock of the Company and by all of the Company's directors and executive officers as a group.

Name and Address          Number of Shares of Common Stock             Percent
of Beneficial       Beneficially       Subject to:                       of
Owners              Owned          Options (b)  Warrants (c)  Total (a) Class

Stanley Dempsey (d)      474,767       410,000     40,000      924,767    6.3
Royal Gold, Inc.
1660 Wynkoop Street
Suite 1000
Denver, Colorado  80202

Edwin W. Peiker, Jr. (e) 450,178        12,500*    40,000      502,678    3.4
Royal Gold, Inc.
1660 Wynkoop Street
Suite 1000
Denver, Colorado  80202

John W. Goth              15,000        10,000*      -0-        25,000    **
1536 Cole Boulevard
Suite 320
Golden, Colorado  80401

Pierre Gousseland         32,500         5,000*      -0-        37,500    **
4 Lafayette Court
Suite 1B
Greenwich, Connecticut 06836

James W. Stuckert      1,535,874        10,000*   105,000    1,650,874  11.2
Hilliard, Lyons, Inc.
P.O. Box 32760
Louisville, Kentucky  40232
                                        3

Name and Address          Number of Shares of Common Stock             Percent
of Beneficial       Beneficially       Subject to:                       of
Owners              Owned          Options (b)  Warrants (c)  Total (a) Class

Merritt E. Marcus        346,243        12,500*    70,000      428,743   2.9
Marcus Paint Company
235 East Market Street
Louisville, Kentucky  40202

S. Oden Howell, Jr.      530,680        10,000*    40,000      580,680   3.9
H&N Constructors, Inc.
2603 Grassland Drive
Louisville, Kentucky  40299

Thomas A. Loucks         132,278       315,720     67,500      515,498   3.5
Royal Gold, Inc.
1660 Wynkoop Street
Suite 1000
Denver, Colorado  80202

Peter B. Babin           125,250       264,000     13,000      402,250   2.7
Royal Gold, Inc.
1660 Wynkoop Street
Suite 1000
Denver, Colorado  80202

Karen P. Gross             19,650       78,500       -0-        98,150    **
Royal Gold, Inc.
1660 Wynkoop Street
Suite 1000
Denver, Colorado  80202

All Directors &
 Officers as a
 Group (10 persons)      3,662,420   1,128,220    375,500    5,166,140  35.1

Cortez Gold Mines          500,000      -0-       600,000    1,100,000   7.5
c/o Placer Dome U.S. Inc.
One California Avenue
Suite 2500
San Francisco, CA  94111

Societe Generale         1,725,000      -0-         -0-      1,725,000  11.7
37, rue du Rocher
75008 Paris, France

_________________

 *  On December 6, 1994, the outside directors were each granted
    5,000 stock options, but 2,500 of the options in each such grant are subject to stockholder approval (see Proposal 3).
    All such options, including the options subject to stockholder approval, are represented in this table.

**  Less than 1% ownership of the Company's Common Stock.

(a) The amounts shown in the table reflect all shares beneficially owned, including shares subject to outstanding warrants and stock options that are exercisable within sixty
    (60) days of the date of this Proxy Statement.

(b) See "Compensation of Directors and Executive Officers --
    Option Exercises and Year-End Values."

(c) The warrants have a weighted average exercise price of $2.35.

(d) The amount shown in the table reflects shares beneficially owned by Mr. Dempsey and members of his immediate family. Members of Mr. Dempsey's family beneficially own 134,000 shares of Common Stock. Mr. Dempsey disclaims beneficial ownership of these 134,000 shares of Common Stock.

(e) The amount shown in the table reflects shares beneficially owned by Mr. Peiker and members of his immediate family. Members of Mr. Peiker's family beneficially own 15,600 shares of Common Stock. Mr. Peiker disclaims beneficial ownership of these 15,600 shares of Common Stock.


PROPOSAL 1.

                       ELECTION OF CLASS II DIRECTORS

     The Company's Board of Directors consists of three classes of directors, with each class of directors serving for a three-year term ending in a successive year. The Company's current Class I directors are Messrs. Dempsey and Goth; the Class II directors are Messrs. Stuckert, Marcus and Gousseland; and the Class III directors are Messrs. Peiker and Howell. The proposed nominees for Class II directors are Messrs. Gousseland, Marcus and Stuckert.

     If the enclosed Proxy is duly executed and timely received for the Meeting, and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby FOR Pierre Gousseland, Merritt Marcus, and James W. Stuckert as Class II directors of the Company. If any of the nominees for election as a Class II director should refuse or be unable to serve (an event that is not anticipated), the Proxy will be voted for such person who shall be designated by the Board of Directors to replace such nominee. Each Class II director elected at the Meeting shall serve until the 1998 Annual Meeting, or until his successor is elected and qualified.

     Information concerning the nominees for election as directors is set forth below under "Directors and Officers."

There is no family relationship between any nominee and any other director or executive officer of the Company.

     The Board of Directors of the Company unanimously recommends a vote FOR the director nominees.

                          DIRECTORS AND OFFICERS

     Set forth below are the names, periods of service and past experience of the directors and officers of the Company. The persons who are nominated for election as a director at the Meeting are indicated with an asterisk.

                            Principal                        Class of
                         Occupation During     Continuously  Director/
Name of                   Last 5 Years and      a Director     Term
Individual        Age  Position with Company       Since      Expires

Stanley Dempsey   56   Chairman and Chief        August 1984  I/1997
                       Executive Officer of the
                       Company since April 4,
                       1988.  President and
                       Chief Operating Officer
                       of the Company from July
                       1, 1987 to April 4,
                       1988.  From 1984 through
                       June 1986, Mr. Dempsey
                       was a partner in the law
                       firm of Arnold & Porter.
                       During the same period,
                       he was a principal in
                       Denver Mining Finance
                       Company.  From 1960
                       through 1987, Mr.
                       Dempsey was employed by
                       AMAX, Inc. serving in
                       various managerial and
                       executive capacities.
                       Mr. Dempsey currently
                       serves as a director of
                       Dakota Mining
                       Corporation, Behre
                       Dolbear & Company, Inc.,
                       and Hazen Research, Inc.
                       and is also a member of
                       the board of directors
                       of various mining-
                       related associations.

Edwin W. Peiker,   64  Director.  President and   May 1987     III/1996
 Jr.                   Chief Operating Officer
                       of the Company from
                       April 1988 until
                       February 1992.  Vice
                       President of
                                        6

                            Principal                         Class of
                         Occupation During     Continuously  Director/
Name of                   Last 5 Years and      a Director     Term
Individual        Age  Position with Company       Since      Expires

                       Engineering of the
                       Company from May 1987 to
                       April 4, 1988. Principal
                       in Denver Mining Finance
                       Company from 1984 until
                       1986. From 1983 to 1986,
                       Mr. Peiker was engaged
                       in mineral consulting
                       activities.  During the
                       period 1966-1983, Mr.
                       Peiker served in a
                       variety of positions
                       with the Climax
                       Molybdenum division of
                       AMAX, Inc. involved in
                       exploration activities
                       worldwide. (1) (2)

John W. Goth       68  Director.  Director of    August 1988    I/1997
                       Development of the
                       Minerals Information
                       Institute and a
                       consultant to the mining
                       industry since 1985.
                       Mr. Goth was formerly a
                       senior executive of
                       AMAX, Inc.  Mr. Goth is
                       a director of Magma
                       Copper Corporation, U.S.
                       Gold, and U.S. Zeolites.
                       (1) (2)

*James W. Stuckert 57  Director.  President and   September 1989 II/1995
                       Vice Chairman of
                       Hilliard, Lyons, Inc. of
                       Louisville, Kentucky,
                       since August 1995.  From
                       1963-1995, Executive
                       Vice President of
                       Hilliard, Lyons, Inc.
                       Mr. Stuckert is a
                       Director of DataBeam
                       Corporation, McBar
                       Medical Industries, and
                       Lawson United Corp.(1)
                       (2)

                            Principal                        Class of
                         Occupation During     Continuously  Director/
Name of                   Last 5 Years and     a Director      Term
Individual        Age  Position with Company       Since      Expires

S. Oden Howell     55  Director.  Secretary/  December 1993  III/1996
                       Treasurer of H&N
                       Constructors, Inc., a
                       contractor specializing
                       in remodeling and
                       rehabilitation of
                       government facilities.
                       From 1972 until 1988,
                       Mr. Howell was Secretary/
                       Treasurer of Howell &
                       Howell, Inc.  He is
                       currently a Director of
                       Florafax International,
                       Inc.

Pierre Gousseland  73  Director.  Financial      June 1992    II/1995
                       Consultant.  From 1977
                       until January 1986, Mr.
                       Gousseland was Chairman
                       and Chief Executive
                       Officer of AMAX, Inc.
                       Director of Guyanor
                       Resources S.A. and Latin
                       American Gold, Inc.
                       Formerly, Director of
                       the French American
                       Banking Corporation of
                       New York, the American
                       International Group,
                       Inc., Union Miniere
                       (Belgium), Degussa AG
                       (Germany) and IBM World
                       Trade Europe/Middle East
                       Africa Corporation.  Mr.
                       Gousseland has served on
                       the Chase Manhattan and
                       Creditanstaldt (Vienna,
                       Austria) International
                       Advisory Boards, and is
                       past president of the
                       French-American Chamber
                       of Commerce in the
                       United States. (2)

                            Principal                         Class of
                         Occupation During       Continuously Director/
Name o                   Last 5 Years and         a Director    Term
Individual         Age Position with Company         Since    Expires

Merritt E. Marcus  61  Director.  President      December 1992 II/1995
                       of Marcus Paint Company,
                       a producer of industrial
                       coatings.  Mr. Marcus
                       has served several terms
                       as a director of the
                       National Paint and
                       Coatings Association.

Thomas A. Loucks   46  Executive Vice President  N/A
                       and Treasurer of the
                       Company since 1991.
                       From August 1988 until
                       1991, Mr. Loucks was
                       Vice President,
                       Corporate Development of
                       the Company.  From
                       August 1985 until August
                       1988, Mr. Loucks was a
                       Business Development
                       Analyst with Newmont
                       Mining Company.  Mr.
                       Loucks is a Director of
                       the Society of Economic
                       Geologists, Inc., the
                       Society of Economic
                       Geologists Foundation,
                       Inc., and the Economic
                       Geology Publishing
                       Company.

Peter B. Babin     41  Executive Vice President  N/A
                       of the Company. Since
                       July 1, 1993, Senior
                       Vice President. From
                       1989 until 1993, Mr.
                       Babin was a consultant
                       to the Company.  From
                       1986 through 1989, Mr.
                       Babin was Senior Vice
                       President and General
                       Counsel of Medserv
                       Corporation, a provider
                       of ancillary health care
                       services.

                            Principal                          Class of
                         Occupation During       Continuously  Director/
Name of                  Last 5 Years and        a Director    Term
Individual         Age Position with Company       Since       Expires

Karen P. Gross     41  Vice President of the     N/A
                       the Company since June
                       1994 and Corporate
                       Secretary since 1989.
                       From 1987 until 1989,
                       Ms. Gross was the
                       Assistant Secretary to
                       the Company and
                       Executive Assistant.

___________
(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.


                   MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended June 30, 1995, the Board of Directors held four regular meetings and on two separate occasions action was taken by unanimous consent. Each director attended (in person or by telephone) at least 75% of the aggregate number of meetings of the Board and of the Committee(s) of the Board on which he served.

     The Board of Directors has a standing Audit Committee and a standing Compensation Committee. During the year ended June 30, 1995, the Audit Committee consisted of James W. Stuckert, John W. Goth, and Edwin W. Peiker, Jr. The Audit Committee held three meetings during the fiscal year. The function of the Audit Committee is to review internal financial procedures and reports, to recommend changes in the method of reporting to ensure timely and accurate reporting of financial data, and to review audit principles in conjunction with the Company's independent auditors.

     During the year ended June 30, 1995, the Compensation Committee consisted of John W. Goth, James W. Stuckert and Pierre Gousseland. The Compensation Committee met twice during the last fiscal year. The Compensation Committee's function is to review and make recommendations to the Company's Board of Directors concerning the level and form of compensation paid to the officers and key employees of the Company.

None of the members of the Compensation Committee is or has been an officer or employee of the Company and none of the executive officers of the Company has served as a member of the compensation committee or as a director or another entity, one of whose executive officers served on the Compensation Committee or as a director of the Company.

      COMPLIANCE WITH SECTION 16(a)OF SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership to the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulations of the Securities and Exchange
Commission to furnish the Company with copies of all Section
16(a) reports they file. Based solely on its review of copies of such reports received by it and written representations from certain reporting persons that no other reports were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with for the fiscal year ended June
30, 1995, except that one share purchase transaction by Messrs.
Babin and Loucks and Ms. Gross were not contemporaneously reported on timely-filed Form 4s; all such transactions were subsequently reported on Form 5 and are reflected in this Proxy.

             COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table reflects all compensation awarded or paid to or earned by the Chief Executive Officer of the Company and other executive officers of the Company for the fiscal year ended June 30, 1995.

                        SUMMARY COMPENSATION TABLE

                            Annual Compensation

Name and             Year                                        Other
Principal            Ended                                      Annual
Position            June 30       Salary ($)    Bonus ($)    Compensation

Stanley Dempsey      1995          160,000      75,000 (5)        -
Chairman & Chief     1994          130,000      50,000            -
 Executive           1993          130,000        -               -
 Officer

Thomas A. Loucks     1995          105,000      40,000            -
Executive Vice       1994           80,000      30,000            -
 President           1993           80,000         -              -

Karen P. Gross       1995           60,000      20,000            -
Vice President       1994           36,000      10,000            -
 & Corporate         1993           34,200         -              -
 Secretary

Peter B. Babin       1995          105,000      40,000            -
Executive Vice       1994           80,000      20,000         28,000
 President  (4)      1993              -           -           27,000

                             Long Term Compensation

                                   Awards               Payouts

Name and         Year       Restricted                         All Other
Principal        Ended         Stock   Options/    LTIP      Compensation
Position        June 30       Awards   SARs (#) Payouts($)  ($) (1) (2) (3)

Stanley Dempsey   1995           -      60,000       -             5,338
Chairman & Chief  1994           -         -         -             5,338
  Executive       1993           -     531,470       -             1,326
  Officer

Thomas A. Loucks  1995           -      39,000       -             1,086
Executive Vice    1994           -         -         -             1,086
  President       1993           -     305,000       -               311

Karen P. Gross    1995           -      22,500       -             1,204
Vice President    1994           -         -         -             1,204
  & Corporate     1993           -       92,50       -               126
  Secretary

Peter B. Babin    1995           -      39,000       -             2,489
Executive Vice    1994           -         -         -             2,284
  President (4)   1993           -     275,000       -               -

(1) Each of the named individuals is currently employed pursuant to an employment agreement that provides for salary and benefits continuation for one full year following involuntary termination of employment, or for one full year following voluntary termination of employment after a "change in control" event.

(2) Amounts stated in column reflect dollar value of group term life insurance premiums paid on behalf of named individuals, to provide death benefit equivalent to 100% of annual salary; and value of long-term disability insurance premiums paid on behalf of named individuals.

(3) Amounts stated in column for fiscal year 1993 do not reflect the value of long-term disability insurance premiums.

(4) From December 1990 through June 30, 1993, Mr. Babin was an unsalaried vice president of the Company's subsidiary, Denver Mining Finance Company. Amounts shown in the "Other Annual Compensation" column reflect consulting fees paid during the stated periods for services rendered to the Company or its subsidiaries. Effective July 1, 1993, Mr. Babin was employed as Senior Vice President, at an annual salary of $80,000.

(5) Mr. Dempsey applied $40,000 of his bonus to the repayment of the loan he received from the Company in 1993, as explained in the section "Certain Transactions."

Option Grants or Repricings in Last Fiscal Year

    During the fiscal year ended June 30, 1995, officers of the Company were awarded a total of 160,500 stock options, no stock appreciation rights were awarded to any of the officers of the Company, and no existing options held by any of the officers of the Company were repriced by the Company.

    The following table sets forth certain information on option grants in fiscal 1995 to the named executive officers.

                             Individual Grants


                  Number of     % of Total
                 Securities       Options
                 Underlying     Granted to     Exercise
                   Options     Employees in      Price     Expiration
Name             Granted (#)    Fiscal Year    ($/Share)      Date

Stanley Dempsey    60,000          32.6%        $7.875    Dec. 6, 2004
Thomas A. Loucks   39,000          21.2%        $7.875    Dec. 6, 2004
Karen P. Gross     22,500          12.2%        $7.875    Dec. 6, 2004
Peter B. Babin     39,000          21.2%        $7.875    Dec. 6, 2004



                             Potential Realizable Value at
                             Assumed Annual Rates of Stock Price
                                   Appreciation for Option Term

Name                        0%             5%             10%

Stanley Dempsey             0           297,153        753,043
Thomas A. Loucks            0           193,149        489,478
Karen P. Gross              0            11,433        282,392
Peter B. Babin              0           193,149        489,478


Option Exercises and Year-End Values

    The table below sets forth information regarding the deemed value of options exercised by officers during the year ended June 30, 1995, and the deemed value of options held by such persons at June 30, 1995. At June 30, 1995, and at the date of this Proxy Statement, no shares of Common Stock acquired by officers of the Company as a result of the prior exercise of stock options were sold; all remaining shares acquired as a result of the exercise of stock options continue to be held by such officers.

                                                              Value of
                                              Number of     Unexercised
                   Shares                   Options Held   In-the-Money
                  Acquired        Value     Options Held   Options Held
Name            Exercise (#) "Realized" ($) at FY-End (#)  at FY-End ($)

Stanley Dempsey      -        $    -         410,000 (1)   $3,331,250 (2)
Thomas A. Loucks    15,000     101,250 (3)   315,720 (1)    2,565,225 (2)
Karen P. Gross      16,000     110,000 (4)    78,500 (1)      637,812 (2)
Peter B. Babin      15,000     103,125 (5)   264,000 (1)    2,145,000 (2)

(1) Of the total of 1,068,220 options, 907,720 are currently exercisable through December 21, 2001, at $0.125/share, and 160,500 are exercisable through December 6, 2004, at $7.875/share.

(2) Value calculated based on closing "bid" price as reported on NASDAQ, at June 30, 1995, of $8.125/share.

(3) Based on difference between exercise price ($0.125/share) and closing "bid" prices as reported on NASDAQ on the dates of exercise (January 10, 1995, 10,000 shares at $6.875/share; June 14, 1995, 5,000 shares at $6.50/share).

(4) Based on difference between exercise price ($0.125/share) and closing "bid" price as reported on NASDAQ on the date of exercise (January 10, 1995, at $6.875/share).

(5) Based on difference between exercise price ($0.125/share) and closing "bid" price as reported on NASDAQ on the date of exercise (January 10, 1995, at $6.875/share).


Long-Term Incentive Plan Awards

    The Company does not currently have in effect any long-term incentive plan, apart from the Company's various stock option programs.


Compensation To Directors

    Each non-employee director of the Company receives an annual fee of $6,000 for service as a director, and fees of $500 for each meeting of the Board that any such director attended.


Employment Contracts

    Each officer of the Company identified in the Summary Compensation Table is employed pursuant to an employment contract providing for salary at current salary levels. Each of the employment contracts is renewable, for a term of 12 months, in February 1996. Pursuant to each of the employment contracts, salary and benefits are to be continued for 12 months following such employee's involuntary termination, or following such employee's voluntary termination after a "change in control" event. A change in control event, as defined in the employment contracts, will occur if: (1) continuing directors no longer constitute at least two-thirds of the directors constituting the Board; (2) any person or group becomes the beneficial owner, directly or indirectly, of 40% or more of the Company's outstanding Common Stock; (3) approval by the Company's Stockholders of the merger or consolidation of the Company with any other corporation, unless the continuing directors in office immediately prior to such event constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation; or (4) at least two-thirds of the continuing directors in office immediately prior to any other action taken or proposed by the Company's Stockholders or by the Board determines that such action constitutes a change of control of the Company and such action is taken.


Board Compensation Committee Report on Executive Compensation

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for setting and administering the policies that govern the compensation for the executive officers of the Company. The Committee is comprised of three outside directors appointed annually by the Board of Directors.

    The primary objectives of the Company's executive compensation program are: to attract and retain key executives who are critical to the long-term success of the Company, to provide an economic framework that will motivate executives to achieve goals consistent with the Company's business strategy, to reward performance that benefits all Stockholders, and to provide a compensation package that recognizes individual results and contributions to the overall success of the Company.

    The Committee's policy objectives are to pay base salaries that are competitive with those paid by comparable companies in the mining industry and bonuses when individual performance or other circumstances warrant special recognition.

    The Committee is responsible for considering specific information when reviewing salary levels, as outlined in the Company's Business Plan, and when making recommendations to the full Board. When reviewing individual performance of officers of the Company, the Committee also takes into account the view of the Company's Chairman and Chief Executive Officer. At the end of each year, the Committee evaluates each individual officer's performance in order to determine whether to recommend the payment of bonuses and/or options and, if so, the amount of each such bonus and/or option.

    In making recommendations concerning executive compensation, the Committee reviews individual executive compensation, individual performance, corporate performance, stock price appreciation, and total return to Stockholders for the Company. The salary levels of the Company's executives and officers are usually established by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

    The Committee also reviews and approves stock option awards, under the Company's Employee Stock Option Plan. The purpose of stock option awards is to provide key employees with an incentive to continue as employees of the Company over a long term, and to align their long range interests with those of the Stockholders by providing the opportunity of having an equity interest in the Company, i.e., to receive compensation based on an increase in the Company's Common Stock price. The Committee grants stock option awards based on salary, level of responsibility and performance. All stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant. Stock options vest in one year and have a 10 year term. During the year ended June 30, 1995, options to acquire 160,500 shares were awarded to officers of the Company and options to acquire 23,750 shares were awarded to employees of the Company who are not officers and/or directors.

    Chief Executive Officer. In evaluating the performance and setting the compensation of the Chairman and Chief Executive Officer, the Committee meets without the Chairman and Chief Executive Officer being present. In fiscal 1995, the Committee took particular note of the continued strong performance of the Company. The Committee believes that the Chairman and Chief Executive Officer, as well as the other officers of the Company, are strongly motivated and are dedicated to the growth of the Company and to increasing stockholder value. Because of the leadership provided by the Chairman and other officers of the Company, and the appreciation of the Company's share price and market capitalization during the past fiscal year, the Committee felt that bonuses should be awarded and salaries increased for the officers of the Company. Therefore in fiscal 1995, bonuses totaling $175,000 were awarded. Salaries were increased for certain officers of the Company effective July 1, 1995.

This Report has been provided by the Compensation Committee:

John W. Goth, Chairman, James W. Stuckert, and Pierre Gousseland

Pension Plans

    In fiscal 1994, the Company established a variation of a Simplified Employee Pension ("SEP") Plan, known as a Salary Reduction/Simplified Employee Pension Plan ("SARSEP").
Management chose this Plan because of regulatory compliance simplicity, avoidance of significant administrative expense, availability of substantial tax-advantaged investment opportunities, and relative freedom from significant vesting or other limitations. Under this Plan, the Company may contribute to a designated IRA account, on an annual basis, up to 15% of each employee-participant's base compensation. Each such contribution would, within limits, be a deductible expense to the Company; would be free of federal income taxation as to the employee; and would be subject to continuing investment, on a tax-deferred basis, until assets are actually distributed to the employee. All employees of Royal Gold are eligible to participate in the Plan.

    On June 25, 1994, the Board of Directors approved the distribution of up to $40,000, in the aggregate, to the accounts of all employee-participants in the SEP Plan.


Performance Graph

    The following graph compares the cumulative total stockholder return on Royal Gold's Common Stock with the cumulative total return of two other stock market indices:
Standard and Poor's 500 Index and Standard and Poor's Gold Mining
Index.


                 CUMULATIVE TOTAL SHAREHOLDER RETURN CHART

The following table indicates the data points:


                   6/30/90 6/30/91 6/30/92 6/30/93 6/30/94 6/30/95

Royal Gold            $100    $ 38    $ 75    $413    $813    $825
S&P 500 Index (iii)   $100    $107    $122    $140    $140    $177
S&P Gold Mining
  Index (ii)          $100    $ 89    $ 81    $124    $119    $124

X axis = years
Y axis = dollar amount

(i) S & P 500 Index. Represents the return an investor would have secured (assuming reinvestment of all dividends) on the basis of an investment of $100 in the 500 equity issues that make up the Standard and Poor's 500 Index.

(ii) S & P Gold Mining Index. Represents the return an investor would have secured (assuming reinvestment of all dividends) on the basis of an investment of $100 in the five equity issues that make up the Standard and Poor's Gold Mining Index (Echo Bay Mines Ltd., Homestake Mining Company, Newmont Gold Company, Placer Dome Inc. and Santa Fe Pacific Gold Corporation).

(iii) The material in this chart is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                           CERTAIN TRANSACTIONS

    In October 1993, the Compensation Committee recommended, and the Board of Directors determined, to award Mr. Dempsey a bonus of $25,000 and authorized the Company to extend a loan to Mr. Dempsey in the amount of $75,000. The proceeds of the bonus and loan were used to defray an alternative minimum tax incurred by Mr. Dempsey in connection with his exercise of an incentive stock option in December 1992. The loan accrued interest at the market rate of 4% and was payable in December 1994. On December 6, 1994, the Board of Directors approved the recommendation of the Compensation Committee that Mr. Dempsey receive a bonus of $75,000, and that $40,000 of such bonus be applied against the outstanding loan balance. The remaining balance of the loan, in the amount of $35,000 plus interest, has been extended to December 31, 1995.


PROPOSAL 2

                     PROPOSAL TO AMEND THE COMPANY'S
                      CERTIFICATE OF INCORPORATION TO
                     AUTHORIZE ADDITIONAL COMMON STOCK

    On September 30, 1995, the Board of Directors of the Company voted unanimously to adopt a resolution recommending that the Stockholders approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock, par value $.01 per share, which the Company is authorized to issue from 30,000,000 shares to 40,000,000 shares. This resolution is similar to the resolution passed at the Company's Board of Directors meeting held on September 1, 1987, that increased the number of authorized shares from 20,000,000 to 30,000,000. The Board of Directors views this amendment as necessary to provide additional financial flexibility to the Company, through the availability of additional shares of Common Stock for possible issuance in connection with future acquisitions of properties or businesses, future financing needs, future employee and director stock incentives, and general corporate purposes. The Board of Directors believes there is an increased level of opportunity available to the Company for the expansion of its business through acquisitions using its shares of Common Stock. The Company has not entered into any agreement, arrangement, undertaking or understanding, written or oral, for the issuance of any of the additional shares to be authorized. Stockholders have no preemptive rights to purchase any additional shares except pursuant to stock option plans as described above.

    If approved by the Stockholders, such additional authorized shares would be available for issuance at the discretion of the Board of Directors (subject to applicable legal requirements) without the delay and expense incident to the holding of a special meeting of Stockholders to consider any specific issuance.

    As of October 20, 1995, the Company had 12,903,562 shares of
Common Stock authorized but unissued and not reserved for issuance, and 10,000,000 authorized but unissued shares of Preferred Stock.
These 12,903,562 unissued shares, together with the 10,000,000 additional authorized shares of Common Stock that are subject of this proposal, might be considered as having the effect of discouraging an attempt by another person or entity to acquire control of the Company through acquisition of shares, with a view to imposing a merger or sale of all or any part of the Company's assets or a similar transaction that was not approved by the Company's Board of Directors. This proposal is not being made in response to any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation and opposition to management or otherwise. As stated above, the purpose of the amendment is to provide additional financial flexibility to the Company.
Other than the provision for election of a portion of the Board of Directors in any year (a "staggered board") and the possible anti-takeover effects of the Preferred Stock described above, neither the Company's Certificate of Incorporation nor By-Laws contains provisions having a specific anti-takeover effect. The employment agreements with certain of the Company's officers may be viewed as having an anti-takeover effect. This proposal is not part of a plan by management to adopt a series of such anti-takeover amendments.

    It is not possible to state the actual effect of the proposed amendment upon the rights of existing Stockholders unless and until the Board of Directors determines to issue all or part of such shares. However, such effects might include (a) dilution of the per share equity interest of Stockholders, (b) dilution of the per share voting power of Stockholders, or (c) a reduction of existing Stockholders' interests in the sharing in the assets of the Company, in the event of liquidation.

    Vote Required for Approval and Recommendation. The affirmative vote of sixty percent (60%) of the shares that are represented at a meeting at which a quorum is present shall be the act of the Stockholders and is required to adopt the proposed amendment to the Certificate of Incorporation.

    The Board of Directors of the Company unanimously recommends a vote FOR the proposal to increase the authorized number of shares of Common Stock.

PROPOSAL 3

            PROPOSAL TO AMEND THE DIRECTORS' STOCK OPTION PLAN
             TO INCREASE THE NUMBER OF SHARES OPTIONED DURING
                      EACH FISCAL YEAR UNDER THE PLAN

    Introduction. At the Annual Meeting held in December 1989, the Stockholders approved a stock option plan for the Company's non-employee directors (the "Directors' Plan"). The purpose of the Directors' Plan is to encourage and provide incentives for the highest level of performance by the Company's non-employee directors. Only directors who are not also employees of the Company or any of its subsidiaries are eligible to participate in the Directors' Plan. As of October 20, 1995, the Company has six
(6) non-employee directors. (Directors' Plan attached hereto as Appendix 1.)

    An aggregate of 200,000 shares of Common Stock are reserved under the Directors' Plan, of which 5,000 initial shares were granted to each non-employee director and 2,500 shares are to be granted once during each fiscal year. Except for limitations upon the duration, vesting, exercise price and method of exercise of directors' options, the form of options, including other terms and provisions thereof, shall be determined by the Board of Directors or a committee consisting of such board members or other persons as may be appointed by the Board. While not required by the terms of the Directors' Plan, it is anticipated that all options will be granted at the first meeting of the Board of Directors following each Annual Meeting of Stockholders.

    Each option granted must be for a period of five (5) years from the date of grant. The option exercise price must be equal to 100% of the fair market value of the Common Stock on the date of grant of the option. The option price may be paid in cash or by surrendering to the Company outstanding Common Stock of the Company already owned by the optionee, valued at fair market value. Each option may be exercised immediately as to 50% of the shares covered thereby, and are exercisable as to the remaining shares subject to the Option after 12 months from the date of grant; provided however, that options may be exercised only during the periods beginning the third business day following the date in which the Company issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date. Options under the Directors' Plan may be exercised in full immediately in the event of the death of the optionee. Upon a liquidation or dissolution of the Company, a reorganization or merger pursuant to which the Company does not survive, a sale of substantially all of the Company's assets or upon a change in the composition of the Board of Director (not approved by a majority of the Directors in office at the time of the change) resulting in a change of control of the Company, the Directors' Plan and each option will terminate, but each outstanding unexercised option will become vested and may be exercised in full 30 days prior to the effective date of any such transaction or event.

    If the optionee resigns or is removed as a director for reasons other than as set forth above, he may exercise the option within three months after such resignation or removal but only to the extent it was exercisable on such date and only if the termination did not result from a violation of the director's normal duties. In the event of death while, or within three months after, serving as a Director, the option may be completely exercised by the person to whom the optionee's rights under the option pass by will or the laws of descent and distribution. Options are not transferable by the optionee, other than by will or the laws of descent and distribution.

    The Directors' Plan provides that the total number of option shares covered by such Plan, the number of shares covered by each option and the exercise price per share may be proportionately adjusted by the Board or the Committee in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by the Company.

    The Board of Directors may amend the Directors' Plan at any time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to participate or changes in any material respect the limitations or provisions of the options subject to the Directors' Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted without the consent of the optionee.

    Options granted under the Directors' Plan will be treated as NSOs under the Internal Revenue Code. Upon exercise of options granted under the Directors' Plan, an optionee will be required to report income, for federal income tax purposes, in the amount of the excess, if any, of the market value of the shares over the exercise price, except that, if the optionee is still a director, or otherwise subject to Section 16(b) of the Securities Exchange Act of 1934, and has not elected to use the above method, the reportable income will be the excess, if any, of the market value for the shares six months after the date of exercise over the exercise price. The Company may deduct the amount of the income reported from the exercise when it becomes reportable.

    Proposed Amendment. At a Board of Directors meeting held on December 6, 1994, the Board of Directors approved a resolution to amend Section 6 of the Directors' Plan, to increase the number of shares for which options may be granted for each full fiscal year served under the Directors' Plan from 2,500 to 5,000.

    Stock options are awarded to outside directors so that the Company can attract and retain key directors, so as to achieve goals consistent with the Company's business strategy and to accomplish results that contribute to the overall success of the Company.

    In order to maintain the above-mentioned goals of the Company, the Board of Directors is requesting that the number of shares that are optioned to each non-employee director for each full fiscal year of the Company served, under the Directors'
Plan, be increased by an additional 2,500 shares.

    The Stockholders are asked to approve an amendment to
Section 6 of the Directors' Plan to increase the number of shares of Common Stock granted to outside directors for each full fiscal year served, by 2,500, from 2,500 to 5,000.

    Vote Required for Approval and Recommendation. The affirmative vote of sixty percent (60%) of the shares that are represented at a meeting at which a quorum is present is required for approval of the Amendment to the Directors' Plan proposal. The Board of Directors believes that this increase in the number of shares to be optioned to outside directors under the Directors' Plan is in the best interest of the Company.

    The Board of Directors unanimously recommends a vote FOR the proposal to increase, to 5,000 shares, the annual grant of options under the Directors' Plan.


PROPOSAL 4

                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    On September 30, 1995, the Board of Directors of the
Company, upon recommendation from its Audit Committee, determined that the Company would engage Coopers & Lybrand, rather than Williams, Richey & Co., as the principal accountants to audit the Company's financial statements for its fiscal year ending June 30, 1996. The primary reason for the Company's change in auditors is because of the Company's international exploration programs and its need for non-auditing advice relating to such programs and other matters. In addition to audit services, Coopers & Lybrand will render certain non-audit services to the Company, including tax advice.

    During the Company's past three fiscal years, and during the interim period up to the date of dismissal, there were no disputes, disagreements, or discrepancies between the Company and Williams, Richey & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and no adverse opinion or exception in reports by Williams, Richey & Co. over the past two years.

    The Board of Directors unanimously recommends that the Stockholders ratify the appointment of Coopers & Lybrand, independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ended June 30, 1996.

    The ratification of the appointment of Coopers & Lybrand is being submitted to the Stockholders because the Board of Directors believes this to be a good corporate practice. Should the Stockholders fail to ratify this appointment, the Board of Directors will review the matter.

    Representatives of both Coopers & Lybrand and Williams, Richey & Co. have been invited to attend the Annual Meeting of Stockholders. They will have an opportunity to make a statement, if they so desire, and will have an opportunity to respond to appropriate questions from the Stockholders.

    The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Coopers & Lybrand as independent auditors of the Company.


                               OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the Proxy to vote such Proxy in accordance with his judgment on such matters.


                           STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company at its principal executive office in Denver, Colorado, by July 1, 1996, if such proposals are to be included in the proxy materials for the 1996 Annual Meeting of Stockholders. The inclusion of any Stockholder proposal in the proxy materials for the 1996 Annual Meeting of Stockholders will be subject to applicable rules of the Securities and Exchange Commission.

                           BY ORDER OF THE BOARD OF DIRECTORS


                          Karen P. Gross
                          Vice President & Corporate Secretary

Denver, Colorado
October 30, 1995

Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Annual Meeting, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 1995. Requests for a copy of such Annual Report should be mailed to Karen P. Gross, Vice President & Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202-1132.

                               PROXY CARD

                                  (Front)
PROXY                                                                 PROXY
                             ROYAL GOLD, INC.
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stanley Dempsey and Edwin W. Peiker, Jr., or either of them, as attorneys, agents and proxies (the "Proxies"), each with full power of substitution to vote, as designated below, all the shares of Common Stock of Royal Gold, Inc. held of record by the undersigned on October 20, 1995, at the Annual Meeting of Stockholders of Royal Gold, Inc., (the "Meeting") to be held at the University Club, Directors Room, 1673 Sherman Street, Denver, Colorado, on December 7, 1995, at 1:30 p.m., or at any adjournment thereof.

1. PROPOSAL to elect, as Class II directors for a term of three years (term to expire in 1998) or until each such Director's successor is elected and qualified, each of the following nominees:

    FOR / / THE NOMINEES BELOW (except as marked to the contrary)

    WITHHOLD AUTHORITY /  / to vote for the nominees below

     Pierre Gousseland      Merritt Marcus    James W. Stuckert

INSTRUCTION:  To withhold authority to vote for any single
              nominee, draw a line through the nominee's name above.

2. PROPOSAL to adopt an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common
    Stock from 30,000,000 to 40,000,000.

            FOR /  /    AGAINST  /  /     ABSTAIN  /  /

3. PROPOSAL to amend the Company's Directors' Stock Option Plan to increase, from 2,500 to 5,000, the number of options for shares of Common Stock granted to each outside director, on a yearly basis, under such Plan.

            FOR  /  /    AGAINST  /  /    ABSTAIN  /  /

4. PROPOSAL to ratify the appointment of Coopers & Lybrand as independent auditors of the Company for the fiscal year ended June 30, 1996.

            FOR  /  /    AGAINST  /  /    ABSTAIN  /  /

    In their discretion, the Proxies are also authorized to vote all of the shares of the undersigned upon such other business as may properly come before the Meeting.
    Management and Directors are not currently aware of any other matters to be presented at the Meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.


The undersigned acknowledges receipt of this Proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated
October 30, 1995.



              Dated  ___________________________________________

               __________________________________________________
                                (Signature)
               __________________________________________________
                         (Signature if Held Jointly)

              Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Please mark, sign, date and return this Proxy promptly.

                                APPENDIX 1

                       DIRECTORS' STOCK OPTION PLAN


1.  PURPOSE.

    The purpose of this Directors' Stock Option Plan (the
"Plan") is to assist Royal Gold, Inc. in attracting, motivating and retaining qualified non-employee directors by providing means whereby such persons will be given an opportunity to acquire a proprietary interest in the Company's future growth by purchasing shares of Common Stock.

2.  DEFINITIONS.

    When used in this Plan, unless the context otherwise requires:

    (a) "Board of Directors" or "Board" shall mean the Board of Directors of Royal Gold, Inc., as constituted at any time.

    (b) "Committee" shall mean the Committee as hereinafter described in Section 3 hereof.

    (c)  "Company" shall mean Royal Gold, Inc.

    (d) "Directors' Options" shall mean options to purchase shares of the Company's Common Stock which may be granted each fiscal year by the Company to each person serving as a director of the Company who is not also an employee of the Company or any of its subsidiary corporations.

    (e) "Fair Market Value" shall mean the closing price of Royal Gold, Inc.'s Common Stock, as traded on the NASDAQ National Market System (or, if such shares are then listed on any national securities exchange, the closing price on such exchange) on the date as of which such value is being determined. If the Common Stock is not traded on NASDAQ National Market System or any national securities exchange, Fair Market Value shall be determined by the Board on the basis of the best available market value information.

    (f) "Options" shall mean the Directors' Options issued pursuant to the Plan.

    (g) "Plan" shall mean the Directors' Stock Option Plan of the Company authorized and adopted by the Board of Directors at its meeting held on October 20, 1989, and as amended from time-to-time.

    (h)  "Share" shall mean a share of Common Stock, par value
$.01, of the Company.

    (i) "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

3.  ADMINISTRATION.

    The Plan shall be administered by the Board of Directors or by a Committee which shall consist of such members of the Board of Directors of the Company or such other persons as may be appointed by the Board of Directors. The Board and, if any, the Committee, shall have full power and authority to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons including, but not limited to, the Company, the stockholders, and any person having an interest in any Options. If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors.

4.  ELIGIBILITY.

    Options may be granted only to non-employee directors of the Company; employees of the Company or any of its subsidiary corporations are not eligible to receive Options under the Plan.

5.  SHARES SUBJECT TO THE PLAN.

    Subject to the provisions of Section 12 (relating to adjustments upon changes in shares), the Shares which may be sold pursuant to Directors' Options granted under the Plan shall not exceed in the aggregate 200,000 shares of the Company's authorized Common Stock, par value $.01. If any Option under the Plan shall for any reason terminate or expire without having been exercised in full, the Shares not purchased under such Option shall again be available under the Plan.

6.  ANNUAL OPTION GRANTS.

    The number of Shares to be optioned to each non-employee director shall be fixed at 5,000 Option Shares for each such director now serving as such and thereafter 2,500 Option Shares for each full fiscal year of the Company served. The initial annual grant shall be made on the date of approval of the Plan by the stockholders of the Company. Except for the limitations upon the duration, vesting, exercise price and method of exercise of Directors' Options as hereinafter set forth, the form of Option, including other terms and provisions thereof, shall be determined from time-to-time by the Board of Directors or the Committee, and each Option issued may contain terms and provisions different from other Options granted to the same or other Option recipients. An Option Agreement, signed by an officer of the Company, shall be issued to each person to whom an Option is granted.

7.  PRICE.

    The purchase price per Share for the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Board of Directors or the Committee at the time of grant of the Option, but shall always equal 100% of the Fair Market Value of the Shares on the date such Option is granted.

8.  DURATION OF OPTIONS.

    All Directors' Options issued under the Plan shall have a duration of five (5) years from the date of grant, regardless of any termination of the Plan prior to the exercise of such Options.

9.  NON-TRANSFERABILITY OF OPTIONS.

    Options shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution to the extent provided herein, and Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

10. EXERCISE OF OPTIONS.

    (a) Except in the event of death, in which case they may be exercised in full immediately, and except as provided in Section
12 below, Directors' Options may be exercised only as follows:

         Immediately as to 50% of the shares covered thereby, and are exercisable as to the remaining shares subject to the Option after 12 months from the date of grant; provided, however, options may be exercised only during the periods beginning on the third business day following the date on which the Company issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date.

    (b) An Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the full purchase price. Payment of the purchase price shall be made in cash or outstanding Common Stock of the Company already owned by the optionee (valued at fair market value). Option Agreements under the Plan may contain a provision to the effect that all federal and state taxes required to be withheld or collected from

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

an Optionee upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Option shares which, valued at fair market value on the date of exercise, would be equal to the total withholding obligation of Optionee.

11. TERMINATION

    If a holder of a Director's Option shall resign or be removed as a director, the Option of such holder shall terminate, except that, subject to the limitation stated in the last sentence of this Section 11, (i) if his director's status with the Company is terminated for any reason other than his death, he may at any time within three (3) months after such termination exercise his Option but only to the extent that it was exercisable by him on the date of termination and only if his status was not terminated because of a violation of his normal duties; and (ii) if he dies while serving as a director of the Company, or within three (3) months after termination of such status, his Option may be exercised by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution, without regard to the vesting provisions included in the Option. In no event may an Option be exercised to any extent by anyone after the expiration of its term.

12. CHANGES IN CAPITALIZATION:  SPLITS, LIQUIDATIONS, MERGERS
    AND REORGANIZATIONS.

    (a) The aggregate number of shares of Common Stock for which Options may be granted to eligible persons under the Plan, the number of shares of Common Stock covered by each outstanding Option and the price per share thereof in each such Option may be proportionately adjusted by the Board of Directors or the Committee for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, a reverse stock split, a subdivision or consolidation of shares or other similar capital adjustment, the payment of a stock dividend or any other increase or decrease in such shares effected without receipt of consideration by the Company. Any such determination by the Board of Directors of the Company shall be conclusive.

    (b) Upon the dissolution or liquidation of the Company or upon any reorganization, merger, consolidation pursuant to which the Company does not survive (except for a re-incorporation of the Company in another state), or sale of all or substantially all of the assets of the Company, or upon a change in the composition of the Board of Directors (not approved by a majority of the directors in office at the time of such change) which results in a change in "control" of the Company (for purposes of this subsection "control" is defined in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) each outstanding Option shall terminate; provided that in such event each outstanding unexercised Option shall become fully vested under the Plan and shall be immediately exercisable as of thirty (30) days prior to the effective date of such dissolution, liquidation, reorganization, merger, consolidation, sale of assets or change in control, and each Optionee may exercise, in whole or in part, any unexpired Option or Options held for at least six (6) months at the time of exercise. The grant of an Option under the Plan shall have no effect on the ability of the Company to change or adjust its capital structure or to merge, consolidate, dissolve, liquidate or to sell or transfer all or any part of its business or assets.

13. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT.

    The Company may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Company of the same class are then listed; and (b) the Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Shares in compliance with the provisions of the Securities Act of 1933, as amended.

14. AMENDMENT AND TERMINATION OF THE PLAN.

    (a) Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time-to-time amend the Plan and the terms and conditions of any Options not theretofore issued, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time amend the terms and conditions of such Options as have been theretofore granted. Notwithstanding the foregoing, any amendment to the Plan by the Board of Directors or Committee which would (i) increase the number of Shares issuable under Options; (ii) change the class of persons to whom Options may be granted; or (iii) change in any material respect the limitations or provisions pertaining to Options shall be subject to the approval of the holders of a majority of the shares of the Company present at any meeting of stockholders and entitled to vote thereat either prior to or within one year after such amendment.

    (b) The determination of the Board of Directors or the Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan and Options granted hereunder shall be final and conclusive.

    (c) The Board of Directors or the Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

    (d) The Plan shall remain in effect until such time as it is terminated by the Board of Directors of the Company. No such termination shall affect Options granted prior thereto.


15. EFFECTIVE DATE OF THE PLAN.

    The Plan was adopted on October 20, 1989, and is subject to approval of the holders of a majority of the shares of the Company represented at any meeting of stockholders and entitled to vote thereat. Options may not be granted under the Plan prior to such stockholder approval.

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